Investment property	12 Months Ended
Dec. 31, 2018
Investment property [abstract]
Investment property
Investment property

Changes in the Group’s investment property in 2018 and 2017 were as follows:

	2018	2017 (*)
Beginning of the year	42,342	44,581
Net gain from fair value adjustment (Note 8)	13,409	4,302
Reclassification to property, plant and equipment (i)	(3,313)	—
Exchange difference	(11,713)	(6,541)
End of the year	40,725	42,342
Fair value	40,725	42,342
Net book amount	40,725	42,342

(i)       Relates to new contracts with third parties.

Since September 2018 the Group changed the accounting policy for all Investment properties. (See Note 33 - Basis of presentation - Changes in accounting policies), adopting the valuation at Fair Value. For all Investment properties with a total valuation of US$ 40.7 million as of December 31, 2018, the valuation was determined using Sales Comparison Approach prepared by an independent expert. Sale prices of comparable properties are adjusted considering the specific aspects of each property, the most relevant premise being the price per hectare (Level 3). The increase /decrease in the Fair value is recognized in the Statement of income under the line item "Other operating income, net". The Group estimated that, other factors being constant, a 10% reduction on the Sales price for the period ended December 31, 2018 would have reduced the value of the Investment properties on US$ 4.1 million, which would impact the line item "Net gain from fair value adjustment ".